UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2014 (May 13, 2014)

American Realty Capital Healthcare Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-54688	27-3306391
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant's telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 13, 2014, American Realty Capital Healthcare Trust, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1, and on May 14, 2014, the Company issued quarterly supplemental financial information attached hereto as Exhibit 99.2, respectively, announcing its results of operations for the fiscal quarter ended March 31, 2014.

Item 7.01. Regulation FD Disclosure.

As disclosed in Item 2.02 above, on May 13, 2014 and May 14, 2014, the Company issued a press release and quarterly supplemental financial information attached hereto as Exhibits 99.1 and 99.2, respectively, announcing its results of operations for the fiscal quarter ended March 31, 2014. The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibits 99.1 and 99.2 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated, May 13, 2014
99.2	Quarterly supplemental information for the fiscal quarter ended March 31, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REALTY CAPITAL HEALTHCARE TRUST, INC.

By:	/s/ Thomas P. D'Arcy
Thomas P. D'Arcy
Chief Executive Officer

Date: May 14, 2014